                                                                Exhibit 4b(74)

                                                                        4(b)(74)

                                                                     [CONFORMED]
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--------------------------------------------------------------------------------

                      THE CLEVELAND ELECTRIC ILLUMINATING
                                    COMPANY

                                       TO

                            THE CHASE MANHATTAN BANK
                             (NATIONAL ASSOCIATION)

                  (successor to Morgan Guaranty Trust Company
                                  of New York,
                  formerly Guaranty Trust Company of New York)

                                As Trustee under
                 The Cleveland Electric Illuminating Company's
                          Mortgage and Deed of Trust,
                               Dated July 1, 1940

                            ------------------------

                      SEVENTY-THIRD SUPPLEMENTAL INDENTURE

                              DATED AUGUST 1, 1995

                 FIRST MORTGAGE BONDS, 7.70% SERIES DUE 2025-B
                 FIRST MORTGAGE BONDS, 7.70% SERIES DUE 2025-C

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

                      SEVENTY-THIRD SUPPLEMENTAL INDENTURE

                              DATED AUGUST 1, 1995

                               TABLE OF CONTENTS*

                                                              PAGE
                                                            --------
PARTIES.....................................................     1
RECITALS:
  Indenture and Supplemental Indentures.....................     1
  First Mortgage Bonds outstanding..........................     1
  Authorization by Indenture of issue of additional Bonds...     1
  Bonds of 2025-B Series....................................     2
  Bonds of 2025-C Series....................................     2
  Purpose of Seventy-Third Supplemental Indenture...........     3
  Authorization of Seventy-Third Supplemental Indenture.....     3
  Compliance with conditions to making of Seventy-Third
     Supplemental Indenture.................................     3
ARTICLE I -- CONFIRMATION OF 1940 MORTGAGE AND
  SUPPLEMENTAL INDENTURES...................................     4
ARTICLE II -- CREATION, PROVISIONS, REDEMPTION, PRINCIPAL
  AMOUNT AND FORM OF BONDS OF 2025-B SERIES.................     4
     Section 1 -- Creation and designation of Bonds and
       compliance with Indenture............................     4
     Section 2 -- Date of Bonds, maturity date, interest
       rate, accrual date, payment dates, places of payment
       and Record Date......................................     4
     Section 3 -- Principal amount, denominations,
       registration, transfer and exchange of Bonds.........     6
     Section 4 -- Redemption of Bonds of 2025-B Series......     6
     Section 5 -- Redemption of Bonds pursuant to Section
       4.01(a) of the OWDA Trust Indenture..................     6
     Section 6 -- Redemption of Bonds pursuant to Section
       4.01(b) of the OWDA Trust Indenture..................     7
     Section 7 -- Redemption of Bonds pursuant to Section
       4.01(c) of the OWDA Trust Indenture..................     8

---------------

     *The Table of Contents, the page headings and the recording data are not part of the Seventy-Third Supplemental Indenture as executed.

                                                              PAGE
                                                            --------
     Section 8 -- Redemption of Bonds in an "Event of
       Default" under the OWDA Trust Indenture..............     8
     Section 9 -- Notice of redemption under Sections 5
       through 8 of Article II of this Supplemental
       Indenture............................................     9
     Section 10 -- Bonds deemed to be paid in full upon
       surrender of Water Bonds for cancellation under the
       OWDA Trust Indenture.................................     9
     Section 11 -- Payment on the Water Bonds deemed to be
       payment of corresponding obligation on Bonds.........    10
     Section 12 -- Surrender of Bonds in the event of
       payment in full or partial payment thereof and
       issuance of new Bonds for the unpaid balance.........    10
     Section 13 -- Form of Fully Registered Bond............    10
                   Form of Trustee's Certificate of
                   Authentication...........................    17
                   Form of Schedule of Payments.............    18
ARTICLE III -- CREATION, PROVISIONS, REDEMPTION, PRINCIPAL
  AMOUNT AND FORM OF BONDS OF 2025-C SERIES.................    19
     Section 1 -- Creation and designation of Bonds and
       compliance with Indenture............................    19
     Section 2 -- Date of Bonds, maturity date, interest
       rate, accrual date, payment dates, places of payment
       and Record Date......................................    19
     Section 3 -- Principal amount, denominations,
       registration, transfer and exchange of Bonds.........    20
     Section 4 -- Redemption of Bonds of 2025-C Series......    21
     Section 5 -- Redemption of Bonds pursuant to Section
       4.01(a) of the OAQDA Trust Indenture.................    21
     Section 6 -- Redemption of Bonds pursuant to Section
       4.01(b) of the OAQDA Trust Indenture.................    21
     Section 7 -- Redemption of Bonds pursuant to Section
       4.01(c) of the OAQDA Trust Indenture.................    22
     Section 8 -- Redemption of Bonds in an "Event of
       Default" under the OAQDA Trust Indenture.............    23
     Section 9 -- Notice of redemption under Sections 5
       through 8 of Article III of this Supplemental
       Indenture............................................    23

                                                              PAGE
                                                            --------
     Section 10 -- Bonds deemed to be paid in full upon
       surrender of Air Bonds for cancellation under the
       OAQDA Trust Indenture................................    24
     Section 11 -- Payment on the Air Bonds deemed to be
       payment of corresponding obligation on Bonds.........    24
     Section 12 -- Surrender of Bonds in the event of
       payment in full or partial payment thereof and
       issuance of new Bonds for the unpaid balance.........    24
     Section 13 -- Form of Fully Registered Bond............    25
                   Form of Trustee's Certificate of
                     Authentication.........................    32
                   Form of Schedule of Payments.............    33
ARTICLE IV -- THE TRUSTEE...................................    34
     Section 1 -- Acceptance by Trustee.....................    34
     Section 2 -- Responsibility of Trustee.................    34
     Section 3 -- Reliance by Trustee upon certain demands,
       certificates and opinions............................    34
     Section 4 -- Records kept and indemnity given by agency
       of the Company.......................................    34
     Section 5 -- Certain advices to the Company............    35
ARTICLE V -- MISCELLANEOUS PROVISIONS.......................    35
EXECUTION...................................................    35
SIGNATURES AND SEALS........................................   S-1
ACKNOWLEDGEMENTS............................................   S-2
RECORDING AND FILING DATA...................................   R-1

     SEVENTY-THIRD SUPPLEMENTAL INDENTURE, dated August 1, 1995, made by and between THE CLEVELAND ELECTRIC ILLUMINATING COMPANY, a corporation organized and existing under the laws of the State of Ohio (the "Company"), and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION) (successor to MORGAN GUARANTY TRUST COMPANY OF NEW YORK, formerly GUARANTY TRUST COMPANY OF NEW YORK), a national banking association existing under the laws of the United States of America, with its head office at 1 Chase Manhattan Plaza, The City of New York (the "Trustee"), as Trustee under the Mortgage and Deed of Trust dated July 1, 1940, hereinafter mentioned:

                                    RECITALS

     In order to secure First Mortgage Bonds of the Company ("Bonds"), the Company has heretofore executed and delivered to the Trustee the Mortgage and Deed of Trust dated July 1, 1940 (the "1940 Mortgage") and seventy-two Supplemental Indentures thereto dated, respectively, July 1, 1940, August 18, 1944, December 1, 1947, September 1, 1950, June 1, 1951, May 1, 1954, March 1,
1958, April 1, 1959, December 20, 1967, January 15, 1969, November 1, 1969, June
1, 1970, November 15, 1970, May 1, 1974, April 15, 1975, April 16, 1975, May 28,
1975, February 1, 1976, November 23, 1976, July 26, 1977, September 27, 1977,
May 1, 1978, September 1, 1979, April 1, 1980, April 15, 1980, May 28, 1980,
June 9, 1980, December 1, 1980, July 28, 1981, August 1, 1981, March 1, 1982,
July 15, 1982, September 1, 1982, November 1, 1982, November 15, 1982, May 24,
1983, May 1, 1984, May 23, 1984, June 27, 1984, September 4, 1984, November 14,
1984, November 15, 1984, April 15, 1985, May 28, 1985, August 1, 1985, September
1, 1985, November 1, 1985, April 15, 1986, May 14, 1986, May 15, 1986, February
25, 1987, October 15, 1987, February 24, 1988, September 15, 1988, May 15, 1989,
June 13, 1989, October 15, 1989, January 1, 1990, June 1, 1990, August 1, 1990,
May 1, 1991, May 1, 1992, July 31, 1992, January 1, 1993, February 1, 1993, May
20, 1993, June 1, 1993, September 15, 1994, May 1, 1995, May 2, 1995, June 1,
1995 and July 15, 1995; and

     The 1940 Mortgage, as supplemented and modified by said Supplemental Indentures and by this Seventy-Third Supplemental Indenture, will be hereinafter collectively referred to as the "Indenture" and this Seventy-Third Supplemental Indenture will be hereinafter referred to as "this Supplemental Indenture"; and

     Pursuant to the provisions of the Indenture, the Company has issued 115 series of Bonds in the aggregate principal amount of $5,497,602,000, of which 75 series in the aggregate principal amount of $2,480,937,000 are no longer outstanding; and

     The Indenture provides among other things that the Company, from time to time, in addition to the Bonds authorized to be executed, authenticated and delivered pursuant to other provisions therein, may execute and deliver additional Bonds to the Trustee and the Trustee shall thereupon authenticate and deliver such Bonds to or upon the order of the Company; and

     The Company has determined to create pursuant to the provisions of the Indenture two new series of Bonds designated as "First Mortgage Bonds, 7.70% Series due 2025-B" (the "Bonds of 2025-B Series"), and "First Mortgage Bonds, 7.70% Series due 2025-C" (the "Bonds of 2025-C Series"), with the respective denominations, rates of interest, dates of maturity, redemption provisions and other provisions and agreements in respect thereof as in this Supplemental Indenture set forth; and

     The Bonds of 2025-B Series are to be issued by the Company to the Ohio Water Development Authority (hereinafter called the "OWDA") to evidence and secure the obligation of the Company to repay the loan (hereinafter called the "OWDA Loan") made by the OWDA to the Company pursuant to a certain loan agreement, dated as of August 1, 1995, between the OWDA and the Company (hereinafter called the "OWDA Loan Agreement") to assist the Company in refunding certain bonds which had been previously issued by the OWDA, the proceeds of which were loaned to the Company to assist in the financing of a portion of the costs of the acquisition, construction and installation of certain facilities comprising waste water and solid waste facilities under Chapters 6121 and 6123, Ohio Revised Code, as amended, at the Perry Nuclear Power Plant Unit No. 1 in Lake County, Ohio (hereinafter called the "OWDA Project"); and the OWDA Loan is to be funded with proceeds derived from the sale by the OWDA of State of Ohio Collateralized Pollution Control Revenue Refunding Bonds, Series 1995 (The Cleveland Electric Illuminating Company Project) in the aggregate principal amount of $40,900,000 (hereinafter called the "Water Bonds"); and the Water Bonds are to be issued under a certain trust indenture, dated as of August 1, 1995 (hereinafter called the "OWDA Trust Indenture"), between the OWDA and Society National Bank, as trustee (hereinafter called the "OWDA Trustee"), and the Bonds of 2025-B Series are to be assigned by the OWDA to the OWDA Trustee as security for the payment of the principal of and premium, if any, and interest on the Water Bonds and are to be delivered by the Company on behalf of the OWDA directly to, and registered in the name of, the OWDA Trustee; and

     The Bonds of 2025-C Series are to be issued by the Company to the Ohio Air Quality Development Authority (hereinafter called the "OAQDA") to evidence and secure the obligation of the Company to repay the loan (hereinafter called the "OAQDA Loan") made by the OAQDA to the Company pursuant to a certain loan agreement, dated as of August 1, 1995, between the OAQDA and the Company (hereinafter called the "OAQDA Loan Agreement") to assist the Company in refunding certain bonds which had been previously issued by the OAQDA, the proceeds of which were loaned to the Company to assist in the financing of a portion of the costs of the acquisition, construction and installation of certain facilities comprising air quality facilities under Chapter 3706, Ohio Revised Code, as amended, at the Perry Nuclear Power Plant Unit No. 1 in Lake County, Ohio (hereinafter called the "OAQDA Project"); and the OAQDA Loan is to be funded with proceeds derived from the sale by the OAQDA of State of Ohio Collateralized Pollution Control Revenue Refunding Bonds, Series 1995 (The Cleveland Electric Illuminating Company Project) in the aggregate principal amount of $2,900,000 (hereinafter called the "Air Bonds"); and the Air Bonds are to be issued under a certain trust indenture, dated as of August 1, 1995 (hereinafter called the "OAQDA Trust Indenture"), between the OAQDA and Society National Bank, as trustee (hereinafter called the "OAQDA Trustee"), and the Bonds of 2025-C Series are to be assigned by the OAQDA to the OAQDA Trustee as security for the payment of the principal of and premium, if any, and interest on the Air Bonds and are to be delivered by the Company on behalf of the OAQDA directly to, and registered in the name of, the OAQDA Trustee; and

     The Company, in the exercise of the powers and authority conferred upon and reserved to it under the provisions of the Indenture, and pursuant to appropriate resolutions of the Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee this Supplemental Indenture in the form hereof for the purposes herein provided; and

     All conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument have been done, performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized.

     NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

     That The Cleveland Electric Illuminating Company, in consideration of the premises and of the mutual covenants herein contained and of the sum of One Dollar ($1.00) to it duly paid by the Trustee at or before the ensealing and delivery of these presents and for other valuable considerations, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the Trust under the Indenture, for the benefit of those who shall hold the Bonds and coupons, if any, issued and to be issued thereunder and under this Supplemental Indenture as hereinafter provided, as follows:

                                   ARTICLE I

                       CONFIRMATION OF 1940 MORTGAGE AND
                            SUPPLEMENTAL INDENTURES

     The 1940 Mortgage (as modified in Article V of the Supplemental Indenture dated December 1, 1947, Article V of the Supplemental Indenture dated May 1, 1954, Article V of the Supplemental Indenture dated March 1, 1958, Article V of the Supplemental Indenture dated January 15, 1969, Article III of the Supplemental Indenture dated November 23, 1976 and Article III of the Supplemental Indenture dated April 15, 1985) and the Supplemental Indentures dated July 1, 1940, August 18, 1944, December 1, 1947, September 1, 1950, June 1, 1951, May 1, 1954, March 1, 1958, April 1, 1959, December 20, 1967, January
15, 1969, November 1, 1969, June 1, 1970, November 15, 1970, May 1, 1974, April
15, 1975, April 16, 1975, May 28, 1975, February 1, 1976, November 23, 1976,
July 26, 1977, September 27, 1977, May 1, 1978, September 1, 1979, April 1,
1980, April 15, 1980, May 28, 1980, June 9, 1980, December 1, 1980, July 28,
1981, August 1, 1981, March 1, 1982, July 15, 1982, September 1, 1982, November
1, 1982, November 15, 1982, May 24, 1983, May 1, 1984, May 23, 1984, June 27,
1984, September 4, 1984, November 14, 1984, November 15, 1984, April 15, 1985,
May 28, 1985, August 1, 1985, September 1, 1985, November 1, 1985, April 15,
1986, May 14, 1986, May 15, 1986, February 25, 1987, October 15, 1987, February
24, 1988, September 15, 1988, May 15, 1989, June 13, 1989, October 15, 1989,
January 1, 1990, June 1, 1990, August 1, 1990, May 1, 1991, May 1, 1992, July
31, 1992, January 1, 1993, February 1, 1993, May 20, 1993, June 1, 1993,
September 15, 1994, May 1, 1995, May 2, 1995, June 1, 1995 and July 15, 1995,
respectively, are hereby in all respects confirmed.

                                   ARTICLE II

               CREATION, PROVISIONS, REDEMPTION, PRINCIPAL AMOUNT
                       AND FORM OF BONDS OF 2025-B SERIES

     SECTION 1. The Company hereby creates a new series of Bonds to be issued under and secured by the Indenture and to be designated as "First Mortgage Bonds, 7.70% Series due 2025-B" of the Company and hereinabove and hereinafter called the "Bonds of 2025-B Series". The Bonds of 2025-B Series shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of the Indenture.

     SECTION 2. The Bonds of 2025-B Series shall be dated the date of authentication, shall mature August 1, 2025, and shall bear interest from the time hereinafter provided at the rate of 7.70% per annum payable semiannually on the same dates as interest is payable on the

Water Bonds (each such date hereinafter called an "interest payment date") until maturity, or, in the case of any such Bonds duly called for redemption, until the redemption date, or, in the case of any default by the Company in the payment of the principal due on any such Bonds, until the Company's obligation with respect to the payment of the principal shall be discharged as provided in the Indenture.

     Except as hereinafter provided, each Bond of 2025-B Series shall bear interest (a) from the interest payment date next preceding the date of such Bond to which interest has been paid, or (b) if the date of such Bond is an interest payment date to which interest has been paid, then from such date, or (c) if no interest has been paid thereon, then from August 1, 1995. Notwithstanding the foregoing, if the date of such Bond is after a Record Date (as hereinafter defined) and before the next following interest payment date, then it shall bear interest from such interest payment date; provided, however, that (i) if the Company shall default in the payment of the interest due on such interest payment date, then such Bond shall bear interest from the interest payment date next preceding the date of such Bond to which interest has been paid, or (ii) if no interest has been paid thereon, then it shall bear interest from August 1, 1995.

     The interest payable on any interest payment date shall be paid to the respective persons in whose names the Bonds of 2025-B Series shall be registered at the close of business on the Record Date next preceding such interest payment date, notwithstanding the cancellation of any such Bond upon any transfer or exchange thereof subsequent to such Record Date and prior to such interest payment date; provided, however, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date, such defaulted interest shall be paid to the respective persons in whose names such outstanding Bonds of 2025-B Series are registered at the close of business on a date (the "Subsequent Record Date") not less than 10 days nor more than 15 days next preceding the date of payment of such defaulted interest, such Subsequent Record Date to be established by the Company by notice given by mail by or on behalf of the Company to the registered owners of Bonds of 2025-B Series not less than 10 days next preceding such Subsequent Record Date.

     The term "Record Date" shall mean, with respect to any regular interest payment date of any Bond of 2025-B Series, the date which would be the "Regular Record Date", as defined in the OWDA Trust Indenture, applicable to such regular interest payment date, if it were an "Interest Payment Date", as defined in the OWDA Trust Indenture.

     The Bonds of 2025-B Series shall be payable as to principal (and premium, if any) and interest in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and shall be payable (as well the interest and the principal thereof and the premium thereon, if any) at the agency of the Company in the City of Cleveland, State of Ohio, or, at the option of the Company, at the agency of the Company in The City of New York. Unless the context indicates a different meaning, any reference in this Article II to "agency of the Company" means either the agency of the Company in the City of Cleveland, State of Ohio, or the agency of the Company in The City of New York.

     SECTION 3. The principal amount of Bonds of 2025-B Series which may be authenticated and delivered hereunder shall not exceed $40,900,000, except as otherwise provided in the Indenture.

     The Bonds of 2025-B Series shall be issued as fully registered Bonds only, without coupons, in the denominations of $100,000 and any integral multiple thereof.

     In the manner and subject to the limitations provided in the Indenture, Bonds of 2025-B Series may be transferred or may be exchanged for a like aggregate principal amount of Bonds of such series of other authorized denominations, in either case without charge, except for any tax or taxes or other governmental charges incident to such transfer or exchange, at the agency of the Company in The City of New York.

     In the event less than all of the Bonds of 2025-B Series at the time outstanding are called for redemption, the Company shall not be required (a) to register any transfer or make any exchange of any such Bond for a period of 15 days before the mailing of the notice of redemption of any such Bonds, (b) to register any transfer or make any exchange of any such Bond so called for redemption in its entirety, or (c) to register any transfer or make any exchange of any portion of any such Bond so called for redemption.

     Except as otherwise provided in Section 2 of this Article II with respect to the payment of interest, the Company, the agencies of the Company and the Trustee may deem and treat the person in whose name a Bond of 2025-B Series is registered as the absolute owner thereof for the purpose of receiving any payment and for all other purposes.

     SECTION 4. The Bonds of 2025-B Series shall be redeemable only to the extent provided in this Article II, subject to the provisions contained in
Article V of the Indenture and the form of Bond of 2025-B Series.

     SECTION 5. The Bonds of 2025-B Series shall be subject to redemption by the Company prior to maturity in whole at any time or in part from time to time, at a redemption price of 100% of the principal amount to be redeemed, plus accrued and unpaid interest to the redemption date, but in each instance only upon receipt by the Trustee of an officers' certificate to the effect (a) that the OWDA, at the direction of the Company, or the Company, on behalf of the OWDA, has given notice to the OWDA Trustee that the Company is exercising its option to direct the redemption of all or a part (specifying the principal amount) of the Water Bonds as provided in Section 4.01(a) of the OWDA Trust Indenture and (b) that an equivalent principal amount of Bonds of 2025-B Series shall be concurrently called for redemption. Such officers' certificate shall specify the principal amount of the Bonds of 2025-B Series to be redeemed and the accrued and unpaid interest to the redemption date, shall have attached to it a copy of said notice to the OWDA Trustee and said direction of the Company and shall specify the redemption date of such Bonds of 2025-B Series (which redemption date shall be not less than 45 days from the date of the Trustee's receipt of such certificate and shall be the same date as the redemption date of the Water Bonds being concurrently redeemed which is specified in said attached notice). The redemption of the Bonds of 2025-B Series shall be made upon the notice and in the manner provided in this Article II, subject to the provisions of the Indenture.

     SECTION 6. The Bonds of 2025-B Series shall be redeemed by the Company prior to maturity in whole at any time or in part from time to time upon a final determination by any federal judicial or administrative authority that interest on the Water Bonds is includable for federal income tax purposes in the gross income of the holders of the Water Bonds (other than because a holder is a "substantial user" of the OWDA Project or a "related person" thereof as those terms are used in Section 147(a) of the Internal Revenue Code of 1986, as amended), at a redemption price of 100% of the principal amount to be redeemed, plus accrued and unpaid interest to the redemption date, but in each instance only upon receipt by the Trustee of an officers' certificate to the effect (a) that the OWDA, at the direction of the Company, or the Company, on behalf of the OWDA, has given notice to the OWDA Trustee that it is required to redeem all or a part (specifying the principal amount) of the Water Bonds as provided in
Section 4.01(b) of the OWDA Trust Indenture and (b) that an equivalent principal amount of Bonds of 2025-B Series shall be concurrently called for redemption. Such officers' certificate shall specify the principal amount of the Bonds of 2025-B Series to be redeemed and the redemption price thereof and accrued and unpaid interest to the redemption date, shall have attached to it a copy of said notice to the OWDA Trustee and said direction of the Company and shall specify the redemption date of such Bonds of 2025-B Series (which redemption date shall be not less than 45 days from the date of the Trustee's receipt of such certificate and shall be the same date as the redemption date of the Water Bonds being concurrently redeemed which is specified in said attached notice). The redemption of the Bonds of 2025-B Series shall be made upon the notice and in the manner provided in this Article II, subject to the provisions of the Indenture.

     SECTION 7. The Bonds of 2025-B Series shall be subject to redemption by the Company prior to maturity in whole at any time or in part from time to time, but in no instance before August 1, 2005, at the same redemption price plus accrued and unpaid interest, if any, as shall be payable on the Water Bonds to be redeemed concurrently therewith, to the redemption date as follows:

                                                   REDEMPTION PRICE
                                                   (EXPRESSED AS A
                                                  PERCENTAGE OF THE
             REDEMPTION PERIODS                    PRINCIPAL AMOUNT
              (DATES INCLUSIVE)                    BEING REDEEMED)
---------------------------------------------    --------------------
August 1, 2005 through July 31, 2006.........             102%
August 1, 2006 through July 31, 2007.........             101
August 1, 2007 and thereafter................             100

but in each instance only upon receipt by the Trustee of an officers' certificate to the effect (a) that the OWDA, at the direction of the Company, or the Company, on behalf of the OWDA, has given notice to the OWDA Trustee that the Company is exercising its option to direct the redemption of all or a part (specifying the principal amount) of the Water Bonds as provided in Section 4.01(c) of the OWDA Trust Indenture and (b) that an equivalent principal amount of the Bonds of 2025-B Series shall be concurrently called for redemption. Such officers' certificate shall specify the principal amount of the Bonds of 2025-B Series to be redeemed and the redemption price thereof and accrued and unpaid interest to the redemption date, shall have attached to it a copy of said notice to the OWDA Trustee and said direction of the Company and shall specify the redemption date of such Bonds of 2025-B Series (which redemption date shall be not less than 45 days from the date of the Trustee's receipt of such certificate and shall be the same date as the redemption date of the Water Bonds being concurrently redeemed which is specified in said attached notice). The redemption of the Bonds of 2025-B Series shall be made upon the notice and in the manner provided in this Article II, subject to the provisions of the Indenture.

     SECTION 8. The Bonds of 2025-B Series shall be redeemed by the Company in whole at any time prior to maturity at a redemption price of 100% of the principal amount to be redeemed, plus accrued and unpaid interest to the redemption date, but only if the Trustee shall receive a written demand from the OWDA Trustee for redemption of all Bonds of 2025-B Series held by the OWDA Trustee stating that an "Event of Default" under the OWDA Trust Indenture has occurred and is continuing and that payment of the principal of the Water Bonds has been accelerated; provided, however, that the Bonds of 2025-B Series shall not be redeemed in the event that prior to the date of mailing of notice of such redemption as provided in Section 9 of this Article II: (a) the Trustee shall have received a certificate of the OWDA Trustee (i) stating that there has been a waiver of such acceleration or
(ii) withdrawing said written demand or (b) if an event of default under Section 1 of Article IX of the Indenture shall have occurred and be continuing, there has been a declaration of acceleration of the principal of the Bonds of 2025-B Series. The redemption of the Bonds of 2025-B Series shall be made on a date selected by the Company not more than 45 days after receipt of the written demand and shall be made upon the notice and in the manner provided in this
Article II, subject to the provisions of the Indenture.

     SECTION 9. Subject to the provisions of the Indenture, written notice of redemption of Bonds of 2025-B Series pursuant to any of Sections 5 through 8, inclusive, of this Article II shall be given by the Trustee by mailing to the registered owner or owners of such Bonds to be redeemed a notice of such redemption, first class postage prepaid, at its last address as it shall appear upon the books of the Company for the registration and transfer of such Bonds. Any notice of redemption pursuant to said Section 5, 6 or 7 shall be mailed at least 30 days and not earlier than 60 days before the redemption date and any notice of redemption pursuant to said Section 8 shall be mailed not more than 45 days before the redemption date; provided, however, that the registered owner or owners of all Bonds of 2025-B Series may consent in writing to a shorter notice period, and such consent, if filed with the Trustee, shall be binding upon the Company and such registered owner or owners and their transferees. In the event of a partial redemption, the Trustee shall select the Bonds of 2025-B Series to be redeemed in such manner as the Trustee shall deem appropriate and fair.

     SECTION 10. In the event any Water Bonds shall be purchased by the Company and surrendered by the Company to the OWDA Trustee for cancellation or shall be otherwise surrendered to the OWDA Trustee or other person for cancellation pursuant to the OWDA Trust Indenture (except upon exchange for other Water Bonds), Bonds of 2025-B Series equivalent in principal amount to the Water Bonds so surrendered shall be deemed to have been paid, but only when and to the extent that (a) such payment of the principal amount of such Bonds of 2025-B Series shall be noted by an agency of the Company on the schedule of payments on such Bonds of 2025-B Series and (if such agency is not the Trustee) written notice by such agency of such notation shall have been received by the Trustee or (b) such Bonds of

2025-B Series shall have been surrendered to and cancelled by the Trustee as provided in Section 12 of this Article II.

     SECTION 11. In the event and to the extent the principal of (or premium, if any) or interest on any Water Bonds shall be paid out of funds held by the OWDA Trustee or out of any other funds or shall otherwise be deemed to be paid, an equal amount of principal (or premium, if any) or interest, as the case may be, payable with respect to an aggregate principal amount of Bonds of 2025-B Series equal to the aggregate principal amount of such Water Bonds shall be deemed to have been paid, but, in the case of such payment of principal of such Bonds of 2025-B Series, only when and to the extent that (a) such payment of the principal amount thereof shall be noted by an agency of the Company on the schedule of payments on such Bonds of 2025-B Series and (if such agency is not the Trustee) written notice by such agency of such notation shall have been received by the Trustee or (b) such Bonds of 2025-B Series shall have been surrendered to and cancelled by the Trustee as provided in Section 12 of this
Article II. If the Water Bonds are issued in an aggregate principal amount of less than $40,900,000, an aggregate principal amount of the Bonds of 2025-B Series equal to the difference between $40,900,000 and the aggregate principal amount of the Water Bonds issued (and all related premium and interest, if any) shall be deemed to have been paid.

     SECTION 12. When payment of any principal amount of a Bond of 2025-B Series is made as provided in Section 10 or 11 of this Article II, the registered owner thereof shall surrender such Bond to an agency of the Company for notation and notification or to the Trustee for cancellation as provided in such Section. All Bonds of 2025-B Series deemed to have been paid in full as provided in Section 10 or 11 of this Article II shall be surrendered to the Trustee for cancellation and the Trustee shall forthwith cancel the same. In the event that part of a Bond of 2025-B Series shall be deemed to have been paid as provided in said
Section 10 or 11, the registered owner may at its option surrender such Bond to the Trustee for cancellation, in which event the Trustee shall cancel such Bond and the Company shall execute and the Trustee shall authenticate and deliver, without charge to the registered owner, Bonds of 2025-B Series in such authorized denominations as shall be specified by the registered owner in an aggregate principal amount equal to the unpaid balance of the principal amount of such surrendered Bond.

     SECTION 13. The form of the fully registered Bonds of 2025-B Series, and of the Trustee's certificate of authentication thereon, shall be substantially as follows:

                        [Form of Fully Registered Bond]

                  THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
                Incorporated under the laws of the State of Ohio
                  First Mortgage Bond, 7.70% Series Due 2025-B
                               Due August 1, 2025

No.                                                                     $

     THE CLEVELAND ELECTRIC ILLUMINATING COMPANY, a corporation organized and existing under the laws of the State of Ohio (hereinafter called the "Company", which term shall include any successor corporation as defined in the Indenture hereinafter referred to), for value received, hereby promises to pay to
                                                        , or registered assigns,
the sum of                                                        Dollars or the
aggregate unpaid principal amount hereof (as shown on the Schedule of Payments hereon), whichever is less, on August 1, 2025, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and to pay interest on the unpaid principal amount hereof in like coin or currency from the time hereinafter provided at such rate per annum on each interest payment date (hereinafter defined) as shall cause the amount of interest payable on such interest payment date on the Bonds of 2025-B Series (hereinafter defined) to equal the amount of interest payable on such interest payment date on the Water Bonds (hereinafter defined) and payable semiannually on the same dates as interest is payable on said Water Bonds (each such date herein called an "interest payment date") until the maturity of this Bond, or, if this Bond shall be duly called for redemption, until the redemption date, or, if the Company shall default in the payment of the principal amount of this Bond, until the Company's obligation with respect to the payment of such principal shall be discharged as provided in said Indenture. Except as hereinafter provided, this Bond shall bear interest (a) from the interest payment date next preceding the date of this Bond to which interest has been paid, or (b) if the date of this Bond is an interest payment date to which interest has been paid, then from such date, or (c) if no interest has been paid on this Bond, then from August 1, 1995. Notwithstanding the foregoing, if the date of this Bond is after the Record Date (as defined in Section 2 of Article II of the Supplemental Indenture hereinafter defined) which next precedes an interest payment date and before such interest payment date, then it shall bear interest from such interest payment date; provided, however, that (i) if the Company shall default in the payment of the interest due on such interest payment date, then this Bond shall bear interest from the interest payment date next preceding the date of this Bond to which interest has been paid, or (ii) if no interest has been paid on this Bond, then it shall bear interest from August 1, 1995. Subject to certain exceptions provided in said Indenture, the interest payable on any interest payment date shall be paid to the person in whose name this Bond shall be registered at the close of business on the Record Date or, in the case of defaulted interest, on a day preceding the date of payment thereof established by notice to the registered owner of this Bond in the manner provided in said Supplemental Indenture. Principal of (and premium, if any) and interest on this Bond are payable at the agency of the Company in the City of Cleveland, State of Ohio, or, at the option of the Company, at the agency of the Company in The City of New York.

        This Bond is one of a duly authorized issue of Bonds of the Company (herein called the "Bonds"), all issued and to be issued under and equally secured by a Mortgage and Deed of Trust dated July 1, 1940, executed by the Company to Guaranty Trust Company of New York as Trustee, under which The Chase Manhattan Bank (National Association) is successor trustee (herein called the "Trustee"), and all indentures supplemental thereto (said Mortgage as so supplemented herein called the "Indenture") to which reference is hereby made for a description of the properties mortgaged and pledged, the nature and extent of the security, the rights of the registered owner or owners of the Bonds and of the Trustee in respect thereof, and the terms and conditions upon which the Bonds are, and are to be, secured. The Bonds may be issued in series, for various principal sums, may mature at different times, may bear interest at different rates and may otherwise vary as in the Indenture provided. This Bond is one of a series designated as the First Mortgage Bonds, 7.70% Series due 2025-B (herein called the "Bonds of 2025-B Series") limited, except as otherwise provided in the Indenture, in aggregate principal amount to $40,900,000, issued under and secured by the Indenture and described in the Seventy-Third Supplemental Indenture dated August 1, 1995, between the Company and the Trustee (herein called the "Supplemental Indenture").

     The Bonds of 2025-B Series have been issued by the Company to the Ohio Water Development Authority (herein called the "OWDA") to evidence and secure the obligation of the Company to repay the loan (herein called the "OWDA Loan") made by the OWDA to the Company pursuant to a certain loan agreement, dated as of August 1, 1995, between the OWDA and the Company (hereinafter called the "OWDA Loan Agreement") to assist the Company in refunding certain bonds which had been previously issued by the OWDA, the proceeds of which were loaned to the Company to assist in the financing of a portion of the costs of the acquisition, construction and installation of certain facilities comprising waste water and solid waste facilities under Chapters 6121 and 6123, Ohio Revised Code, as amended, at the Perry

Nuclear Power Plant Unit No. 1 in Lake County, Ohio. To provide funds for the OWDA Loan, the OWDA will issue one or more series of State of Ohio Collateralized Pollution Control Revenue Refunding Bonds, Series 1995 (The Cleveland Electric Illuminating Company Project) in an aggregate principal amount of not more than $40,900,000 (herein called the "Water Bonds") under a certain trust indenture, dated as of August 1, 1995 (herein called the "OWDA Trust Indenture"), between the OWDA and Society National Bank, as trustee (herein called the "OWDA Trustee"). The Bonds of 2025-B Series have been assigned by, and delivered on behalf of, the OWDA to the OWDA Trustee as security for the payment of the principal of and premium, if any, and interest on the Water Bonds.

     In the event any Water Bonds shall be surrendered to the OWDA Trustee or other person for cancellation pursuant to the OWDA Trust Indenture (except upon exchange for other Water Bonds), Bonds of 2025-B Series equivalent in principal amount to such Water Bonds shall be deemed to have been paid, but only when and to the extent (a) so noted on the Schedule of Payments hereon by one of the agencies of the Company hereinabove specified and (if such agency is not the Trustee) written notice by such agency of such notation has been received by the Trustee or (b) such Bond is surrendered to and cancelled by the Trustee as provided in the next paragraph; and in the event and to the extent the principal of (or premium, if any) or interest on any Water Bonds shall be paid or deemed to be paid, an equal amount of principal (or premium, if any) or interest, as the case may be, payable with respect to an aggregate principal amount of Bonds of 2025-B Series equal to the aggregate principal amount of such Water Bonds shall be deemed to have been paid, but, in the case of such payment of principal, only when and to the extent (i) so noted on the Schedule of Payments hereon by one of the agencies of the Company hereinabove specified and (if such agency is not the Trustee) written notice by such agency of such notation has been received by the Trustee or (ii) such Bond is surrendered to and cancelled by the Trustee as provided in the next paragraph. When any such payment of principal of this Bond is made, such Bond shall be surrendered by the registered owner hereof to an agency of the Company for such notation and notification or to the Trustee for cancellation. If the Water Bonds are issued in an aggregate principal amount of less than $40,900,000, an aggregate principal amount of the Bonds of 2025-B Series equal to the difference between $40,900,000 and the aggregate principal amount of the Water Bonds issued (and all related premium and interest, if any) shall be deemed to have been paid.

     In the event that this Bond shall be deemed to have been paid in full, this Bond shall be surrendered to the Trustee for cancellation. In the event that this Bond shall be deemed to have been paid in part, this

Bond may, at the option of the registered owner, be surrendered to the Trustee for cancellation, in which event the Trustee shall cancel this Bond and the Company shall execute and the Trustee shall authenticate and deliver Bonds of 2025-B Series in authorized denominations in aggregate principal amount equal to the unpaid balance of the principal amount of this Bond.

     The Bonds of 2025-B Series are subject to redemption by the Company prior to maturity in whole at any time or in part from time to time as provided in
Section 5 of Article II of the Supplemental Indenture at a redemption price of 100% of the principal amount to be redeemed, plus accrued and unpaid interest to the redemption date.

     The Bonds of 2025-B Series shall be redeemed by the Company prior to maturity in whole at any time or in part from time to time as provided in
Section 6 of Article II of the Supplemental Indenture at a redemption price of 100% of the principal amount to be redeemed, plus accrued and unpaid interest to the redemption date, at the earliest practicable date selected by the OWDA Trustee after consultation with the Company, but in no event later than 180 days following the OWDA Trustee's notification of the Determination of Taxability (as defined in the OWDA Trust Indenture).

     The Bonds of 2025-B Series are subject to redemption by the Company prior to maturity in whole at any time or in part from time to time, but in no instance before August 1, 2005, as provided in Section 7 of Article II of the Supplemental Indenture at a redemption price, plus accrued and unpaid interest, if any, to the redemption date as follows:

                                                   REDEMPTION PRICE
                                                   (EXPRESSED AS A
                                                  PERCENTAGE OF THE
             REDEMPTION PERIODS                    PRINCIPAL AMOUNT
              (DATES INCLUSIVE)                    BEING REDEEMED)
---------------------------------------------    --------------------
August 1, 2005 through July 31, 2006.........             102%
August 1, 2006 through July 31, 2007.........             101
August 1, 2007 and thereafter................             100

     The Bonds of 2025-B Series shall be redeemed by the Company prior to maturity in whole at any time as provided in Section 8 of Article II of the Supplemental Indenture at a redemption price of 100% of the principal amount to be redeemed, plus accrued and unpaid interest to the redemption date.

     Any redemption of the Bonds of 2025-B Series shall be made after written notice to the registered owner or owners of such Bonds, sent by the Trustee by first class mail, postage prepaid, at least 30 days and not earlier than 60 days before the redemption date (except in the event of redemption pursuant to the next preceding paragraph in which case such notice shall be mailed not more than 45 days before the redemption date), unless a shorter notice period is consented to in writing by the registered owner or owners of all Bonds of 2025-B Series and such consent is filed with the Trustee, and such redemption and notice shall be made in the manner provided in Article II of the Supplemental Indenture, subject to the provisions of the Indenture. In the event of a partial redemption, the Trustee shall select the Bonds of 2025-B Series to be redeemed in such manner as the Trustee shall deem appropriate and fair.

        In the Forty-Third Supplemental Indenture dated April 15, 1985 between the Company and the Trustee, the Company has modified, in certain respects, the redemption provisions in the Indenture effective only with respect to the Bonds of all series established or created in said Forty-Third Supplemental Indenture and all supplemental indentures dated after May 28, 1985.

     To the extent permitted by and as provided in the Indenture, modifications or alterations of the Indenture, or of any indenture supplemental thereto, and of the rights and obligations of the Company and of the holders of the Bonds and coupons may be made with the consent of the Company by an affirmative vote of not less than 80% in principal amount of the Bonds entitled to vote then outstanding at a meeting of Bondholders called and held as provided in the Indenture, and, in case one or more but less than all of the series of Bonds then outstanding under the Indenture are so affected, by an affirmative vote of not less than 80% in principal amount of the Bonds of any series entitled to vote then outstanding and affected by such modification or alteration; provided, however, that no such modification or alteration shall be made which will affect the terms of payment of the principal of (or premium, if any) or interest on this Bond. In the Nineteenth Supplemental Indenture dated November 23, 1976 between the Company and the Trustee, the Company has modified the Indenture effective from and after the time when none of the Bonds of any series established prior to the execution of the Nineteenth Supplemental Indenture shall remain outstanding so as to change "80%" in the foregoing sentence to "60%" and to make certain other modifications of the Indenture and has reserved the right to make certain other modifications of the Indenture without any vote, consent or other action by the holders of Bonds of any series established in the Nineteenth Supplemental Indenture or in any subsequent supplemental indenture.

     If an event of default, as defined in the Indenture, shall occur, the principal of all the Bonds at any such time outstanding under the Indenture may be declared or may become due and payable upon the conditions and in the manner and with the effect provided in the

Indenture. The Indenture provides that such declaration may in certain events be waived by the holders of a majority in principal amount of the Bonds outstanding.

     Subject to the limitations provided in the Indenture, this Bond is transferable by the registered owner hereof, in person or by duly authorized attorney, on the books of the Company to be kept for that purpose at the agency of the Company in The City of New York upon surrender and cancellation of this Bond, and upon presentation of a duly executed written instrument of transfer, and thereupon a new fully registered Bond or Bonds of 2025-B Series, of the same aggregate principal amount and in authorized denominations will be issued to the transferee or transferees in exchange herefor; and this Bond, with or without others of like series, may in like manner be exchanged for one or more new fully registered Bonds of 2025-B Series of other authorized denominations but of the same aggregate principal amount; all without charge except for any tax or taxes or other governmental charges incidental to such transfer or exchange and all subject to the terms and conditions set forth in the Indenture. In the event less than all of the Bonds of 2025-B Series at the time outstanding are called for redemption, the Company shall not be required (a) to register any transfer or make any exchange of any such Bond for a period of 15 days before the mailing of the notice of redemption of any such Bonds, (b) to register any transfer or make any exchange of any such Bond called for redemption in its entirety, or (c) to register any transfer or make any exchange of any portion of any such Bond called for redemption. Except as otherwise provided herein with respect to the payment of interest, the Company, the agencies of the Company and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving any payment and for all other purposes.

     No recourse shall be had for the payment of the principal of or the interest or premium, if any, on this Bond, or for any claim based hereon or on the Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, past, present or future, of the Company, or of any predecessor or successor corporation, as such, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution, statute or otherwise, of incorporators, stockholders, directors or officers being released by every owner hereof by the acceptance of this Bond and as part of the consideration for the issue hereof, and being likewise released by the terms of the Indenture.

     This Bond shall not be entitled to any benefit under the Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose, until the Trustee under the Indenture, or a successor trustee thereto under the Indenture, shall have signed the form of certificate of authentication endorsed hereon.

     IN WITNESS WHEREOF, The Cleveland Electric Illuminating Company has caused this Bond to be signed in its name by its President or a Vice President (whose signature may be manual or a facsimile thereof), and its corporate seal (or a facsimile thereof) to be hereto affixed and attested by its Secretary or an Assistant Secretary (whose signature may be manual or a facsimile thereof).

Dated:

                         THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

                         By ....................................................
                                             VICE PRESIDENT

Attest:

 .............................
          Secretary

               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

     This Bond is one of the Bonds of the series designated and described in the within-mentioned Indenture and Supplemental Indenture.

                                  THE CHASE MANHATTAN BANK
                                     (NATIONAL ASSOCIATION),
                                                                         TRUSTEE

                                  By ...........................................
                                                AUTHORIZED OFFICER

                         [FORM OF SCHEDULE OF PAYMENTS]

                              SCHEDULE OF PAYMENTS

                                                         AGENCY
                                                         OF THE
                        UNPAID                           COMPANY
             PRINCIPAL  PRINCIPAL  PREMIUM    INTEREST   MAKING     AUTHORIZED
  DATE       PAYMENT    AMOUNT     PAYMENT    PAYMENT    NOTATION   OFFICER     TITLE
---------    -------    -------    -------    -------    -------    -------    -------

                     [END OF FORM OF FULLY REGISTERED BOND]

                                  ARTICLE III
               CREATION, PROVISIONS, REDEMPTION, PRINCIPAL AMOUNT
                       AND FORM OF BONDS OF 2025-C SERIES

     SECTION 1. The Company hereby creates a new series of Bonds to be issued under and secured by the Indenture and to be designated as "First Mortgage Bonds, 7.70% Series due 2025-C" of the Company and hereinabove and hereinafter called the "Bonds of 2025-C Series". The Bonds of 2025-C Series shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of the Indenture.

     SECTION 2. The Bonds of 2025-C Series shall be dated the date of authentication, shall mature August 1, 2025, and shall bear interest from the time hereinafter provided at the rate of 7.70% per annum payable semiannually on the same dates as interest is payable on the Air Bonds (each such date hereinafter called an "interest payment date") until maturity, or, in the case of any such Bonds duly called for redemption, until the redemption date, or, in the case of any default by the Company in the payment of the principal due on any such Bonds, until the Company's obligation with respect to the payment of the principal shall be discharged as provided in the Indenture.

     Except as hereinafter provided, each Bond of 2025-C Series shall bear interest (a) from the interest payment date next preceding the date of such Bond to which interest has been paid, or (b) if the date of such Bond is an interest payment date to which interest has been paid, then from such date, or (c) if no interest has been paid thereon, then from August 1, 1995. Notwithstanding the foregoing, if the date of such Bond is after a Record Date (as hereinafter defined) and before the next following interest payment date, then it shall bear interest from such interest payment date; provided, however, that (i) if the Company shall default in the payment of the interest due on such interest payment date, then such Bond shall bear interest from the interest payment date next preceding the date of such Bond to which interest has been paid, or (ii) if no interest has been paid thereon, then it shall bear interest from August 1, 1995.

     The interest payable on any interest payment date shall be paid to the respective persons in whose names the Bonds of 2025-C Series shall be registered at the close of business on the Record Date next preceding such interest payment date, notwithstanding the cancellation of any such Bond upon any transfer or exchange thereof subsequent to such Record Date and prior to such interest payment date; provided, however, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date, such defaulted interest shall be paid to the respective persons in whose names such outstanding Bonds of 2025-C Series are registered at the close of business on a date (the "Subsequent Record Date") not less than 10 days nor more than 15 days next preceding the date of payment of such defaulted interest, such Subsequent Record Date to be established by the Company by notice given by mail by or on behalf of the Company to the registered owners of Bonds of 2025-C Series not less than 10 days next preceding such Subsequent Record Date.

     The term "Record Date" shall mean, with respect to any regular interest payment date of any Bond of 2025-C Series, the date which would be the "Regular Record Date", as defined in the OAQDA Trust Indenture, applicable to such regular interest payment date, if it were an "Interest Payment Date", as defined in the OAQDA Trust Indenture.

     The Bonds of 2025-C Series shall be payable as to principal (and premium, if any) and interest in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and shall be payable (as well the interest and the principal thereof and the premium thereon, if any) at the agency of the Company in the City of Cleveland, State of Ohio, or, at the option of the Company, at the agency of the Company in The City of New York. Unless the context indicates a different meaning, any reference in this Article III to "agency of the Company" means either the agency of the Company in the City of Cleveland, State of Ohio, or the agency of the Company in The City of New York.

     SECTION 3. The principal amount of Bonds of 2025-C Series which may be authenticated and delivered hereunder shall not exceed $2,900,000, except as otherwise provided in the Indenture.

     The Bonds of 2025-C Series shall be issued as fully registered Bonds only, without coupons, in the denominations of $100,000 and any integral multiple thereof.

     In the manner and subject to the limitations provided in the Indenture, Bonds of 2025-C Series may be transferred or may be exchanged for a like aggregate principal amount of Bonds of such series of other authorized denominations, in either case without charge, except for any tax or taxes or other governmental charges incident to such transfer or exchange, at the agency of the Company in The City of New York.

     In the event less than all of the Bonds of 2025-C Series at the time outstanding are called for redemption, the Company shall not be required (a) to register any transfer or make any exchange of any such Bond for a period of 15 days before the mailing of the notice of redemption of any such Bonds, (b) to register any transfer or make any exchange of any such Bond so called for redemption in its entirety, or (c) to register any transfer or make any exchange of any portion of any such Bond so called for redemption.

     Except as otherwise provided in Section 2 of this Article III with respect to the payment of interest, the Company, the agencies of the Company and the Trustee may deem and treat the person in whose name a Bond of 2025-C Series is registered as the absolute owner thereof for the purpose of receiving any payment and for all other purposes.

     SECTION 4. The Bonds of 2025-C Series shall be redeemable only to the extent provided in this Article III, subject to the provisions contained in
Article V of the Indenture and the form of Bond of 2025-C Series.

     SECTION 5. The Bonds of 2025-C Series shall be subject to redemption by the Company prior to maturity in whole at any time or in part from time to time, at a redemption price of 100% of the principal amount to be redeemed, plus accrued and unpaid interest to the redemption date, but in each instance only upon receipt by the Trustee of an officers' certificate to the effect (a) that the OAQDA, at the direction of the Company, or the Company, on behalf of the OAQDA, has given notice to the OAQDA Trustee that the Company is exercising its option to direct the redemption of all or a part (specifying the principal amount) of the Air Bonds as provided in Section 4.01(a) of the OAQDA Trust Indenture and
(b) that an equivalent principal amount of Bonds of 2025-C Series shall be concurrently called for redemption. Such officers' certificate shall specify the principal amount of the Bonds of 2025-C Series to be redeemed and the accrued and unpaid interest to the redemption date, shall have attached to it a copy of said notice to the OAQDA Trustee and said direction of the Company and shall specify the redemption date of such Bonds of 2025-C Series (which redemption date shall be not less than 45 days from the date of the Trustee's receipt of such certificate and shall be the same date as the redemption date of the Air Bonds being concurrently redeemed which is specified in said attached notice). The redemption of the Bonds of 2025-C Series shall be made upon the notice and in the manner provided in this Article III, subject to the provisions of the Indenture.

     SECTION 6. The Bonds of 2025-C Series shall be redeemed by the Company prior to maturity in whole at any time or in part from time to time upon a final determination by any federal judicial or administrative authority that interest on the Air Bonds is includable for federal income tax purposes in the gross income of the holders of the Air Bonds (other than because a holder is a "substantial user" of the OAQDA Project or a "related person" thereof as those terms are used in Section 147(a) of the Internal Revenue Code of 1986, as amended), at a redemption price of 100% of the principal amount to be redeemed, plus accrued and unpaid interest to the redemption date, but in each instance only upon receipt by the Trustee of an officers' certificate to the effect (a) that the OAQDA, at the direction of the Company, or the Company, on behalf of the OAQDA, has given notice to the OAQDA Trustee that it is required to redeem all or a part (specifying the principal amount) of the Air Bonds as provided in
Section 4.01(b) of the OAQDA Trust Indenture and (b) that an equivalent principal amount of Bonds of 2025-C Series shall be concurrently called for redemption. Such officers' certificate shall specify the principal amount of the Bonds of 2025-C Series to be redeemed and the redemption price thereof and accrued and unpaid interest, shall have attached to it a copy of said notice to the OAQDA Trustee and said direction of the Company and shall specify the redemption date of such Bonds of 2025-C Series (which redemption date shall be not less than 45 days from the date of the Trustee's receipt of such certificate and shall be the same date as the redemption date of the Air Bonds being concurrently redeemed which is specified in said attached notice). The redemption of the Bonds of 2025-C Series shall be made upon the notice and in the manner provided in this Article III, subject to the provisions of the Indenture.

     SECTION 7. The Bonds of 2025-C Series shall be subject to redemption by the Company prior to maturity in whole at any time or in part from time to time, but in no instance before August 1, 2005, at the same redemption price plus accrued and unpaid interest, if any, as shall be payable on the Air Bonds to be redeemed concurrently therewith, to the redemption date as follows:

                                                   REDEMPTION PRICE
                                                   (EXPRESSED AS A
                                                  PERCENTAGE OF THE
             REDEMPTION PERIODS                    PRINCIPAL AMOUNT
              (DATES INCLUSIVE)                    BEING REDEEMED)
---------------------------------------------    --------------------
August 1, 2005 through July 31, 2006.........             102%
August 1, 2006 through July 31, 2007.........             101
August 1, 2007 and thereafter................             100

but in each instance only upon receipt by the Trustee of an officers' certificate to the effect (a) that the OAQDA, at the direction of the Company, or the Company, on behalf of the OAQDA, has given notice to the OAQDA Trustee that the Company is exercising its option to direct the redemption of all or part (specifying the principal amount) of the Air Bonds as provided in Section 4.01(c) of the OAQDA Trust Indenture and (b) that an equivalent principal amount of the Bonds of 2025-C Series shall be concurrently called for redemption. Such officers' certificate shall specify the principal amount of the Bonds of 2025-C Series to be redeemed and the redemption price thereof and accrued and unpaid interest to the redemption date, shall have attached to it a copy of said notice to the OAQDA Trustee and said direction of the Company and shall specify the redemption date of such Bonds of 2025-C Series (which redemption date shall be not less than 45 days from the date of the Trustee's receipt of such certificate and shall be the same date as the redemption date of the Air Bonds being concurrently redeemed which is specified in said attached notice). The redemption of the Bonds of 2025-C Series shall be made upon the notice and in the manner provided in this Article III, subject to the provisions of the Indenture.

     SECTION 8. The Bonds of 2025-C Series shall be redeemed by the Company in whole at any time prior to maturity at a redemption price of 100% of the principal amount to be redeemed, plus accrued and unpaid interest to the redemption date, but only if the Trustee shall receive a written demand from the OAQDA Trustee for redemption of all Bonds of 2025-C Series held by the OAQDA Trustee stating that an "Event of Default" under the OAQDA Trust Indenture has occurred and is continuing and that payment of the principal of the Air Bonds has been accelerated; provided, however, that the Bonds of 2025-C Series shall not be redeemed in the event that prior to the date of mailing of notice of such redemption as provided in Section 9 of this Article III: (a) the Trustee shall have received a certificate of the OAQDA Trustee (i) stating that there has been a waiver of such acceleration or (ii) withdrawing said written demand or (b) if an event of default under Section 1 of Article IX of the Indenture shall have occurred and be continuing, there has been a declaration of acceleration of the principal of the Bonds of 2025-C Series. The redemption of the Bonds of 2025-C Series shall be made on a date selected by the Company not more than 45 days after receipt of the written demand and shall be made upon the notice and in the manner provided in this Article III, subject to the provisions of the Indenture.

     SECTION 9. Subject to the provisions of the Indenture, written notice of redemption of Bonds of 2025-C Series pursuant to any of Sections 5 through 8, inclusive, of this Article III shall be given by the Trustee by mailing to the registered owner or owners of such Bonds to be redeemed a notice of such redemption, first class postage prepaid, at its last address as it shall appear upon the books of the Company for the registration and transfer of such Bonds. Any notice of redemption pursuant to said Section 5, 6 or 7 shall be mailed at least 30 days and not earlier than 60 days before the redemption date and any notice of redemption pursuant to said Section 8 shall be mailed not more than 45 days before the redemption date; provided, however, that the registered owner or owners of all Bonds of 2025-C Series may consent in writing to a shorter notice period, and such consent, if filed with the Trustee, shall be binding upon the Company and such registered owner or owners and their transferees. In the event of a partial redemption, the Trustee shall select the Bonds of 2025-C Series to be redeemed in such manner as the Trustee shall deem appropriate and fair.

     SECTION 10. In the event any Air Bonds shall be purchased by the Company and surrendered by the Company to the OAQDA Trustee for cancellation or shall be otherwise surrendered to the OAQDA Trustee or other person for cancellation pursuant to the OAQDA Trust Indenture (except upon exchange for other Air Bonds), Bonds of 2025-C Series equivalent in principal amount to the Air Bonds so surrendered shall be deemed to have been paid, but only when and to the extent that (a) such payment of the principal amount of such Bonds of 2025-C Series shall be noted by an agency of the Company on the schedule of payments on such Bonds of 2025-C Series and (if such agency is not the Trustee) written notice by such agency of such notation shall have been received by the Trustee or (b) such Bonds of 2025-C Series shall have been surrendered to and cancelled by the Trustee as provided in Section 12 of this Article III.

     SECTION 11. In the event and to the extent the principal of (or premium, if any) or interest on any Air Bonds shall be paid out of funds held by the OAQDA Trustee or out of any other funds or shall otherwise be deemed to be paid, an equal amount of principal (or premium, if any) or interest, as the case may be, payable with respect to an aggregate principal amount of Bonds of 2025-C Series equal to the aggregate principal amount of such Air Bonds shall be deemed to have been paid, but, in the case of such payment of principal of such Bonds of 2025-C Series, only when and to the extent that (a) such payment of the principal amount thereof shall be noted by an agency of the Company on the schedule of payments on such Bonds of 2025-C Series and (if such agency is not the Trustee) written notice by such agency of such notation shall have been received by the Trustee or (b) such Bonds of 2025-C Series shall have been surrendered to and cancelled by the Trustee as provided in Section 12 of this
Article III. If the Air Bonds are issued in an aggregate principal amount of less than $2,900,000, an aggregate principal amount of the Bonds of 2025-C Series equal to the difference between $2,900,000 and the aggregate principal amount of the Air Bonds issued (and all related premium and interest, if any) shall be deemed to have been paid.

     SECTION 12. When payment of any principal amount of a Bond of 2025-C Series is made as provided in Section 10 or 11 of this Article III, the registered owner thereof shall surrender such Bond to an agency of the Company for notation and notification or to the Trustee for cancellation as provided in such Section. All Bonds of 2025-C Series deemed to have been paid in full as provided in
Section 10 or 11 of this Article III shall be surrendered to the Trustee for cancellation and the

Trustee shall forthwith cancel the same. In the event that part of a Bond of 2025-C Series shall be deemed to have been paid as provided in said Section 10 or 11, the registered owner may at its option surrender such Bond to the Trustee for cancellation, in which event the Trustee shall cancel such Bond and the Company shall execute and the Trustee shall authenticate and deliver, without charge to the registered owner, Bonds of 2025-C Series in such authorized denominations as shall be specified by the registered owner in an aggregate principal amount equal to the unpaid balance of the principal amount of such surrendered Bond.

     SECTION 13. The form of the fully registered Bonds of 2025-C Series, and of the Trustee's certificate of authentication thereon, shall be substantially as follows:

                        [FORM OF FULLY REGISTERED BOND]

                  THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
                Incorporated under the laws of the State of Ohio
                  FIRST MORTGAGE BOND, 7.70% SERIES DUE 2025-C
                               Due August 1, 2025
No.                                                                  $

     THE CLEVELAND ELECTRIC ILLUMINATING COMPANY, a corporation organized and existing under the laws of the State of Ohio (hereinafter called the "Company", which term shall include any successor corporation as defined in the Indenture hereinafter referred to), for value received, hereby promises to pay to
                                                        , or registered assigns,
the sum of                                                        Dollars or the
aggregate unpaid principal amount hereof (as shown on the Schedule of Payments hereon), whichever is less, on August 1, 2025, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and to pay interest on the unpaid principal amount hereof in like coin or currency from the time hereinafter provided at such rate per annum on each interest payment date (hereinafter defined) as shall cause the amount of interest payable on such interest payment date on the Bonds of 2025-C Series (hereinafter defined) to equal the amount of interest payable on such interest payment date on the Air Bonds (hereinafter defined) and payable semiannually on the same dates as interest is payable on said Air Bonds (each such date herein called an "interest payment date") until the maturity of this Bond, or, if this Bond shall be duly called for redemption, until the redemption date, or, if the Company shall default in the payment of the principal amount of this Bond, until the Company's obligation with respect to the payment of such principal shall be discharged as provided in said Indenture.

Except as hereinafter provided, this Bond shall bear interest (a) from the interest payment date next preceding the date of this Bond to which interest has been paid, or (b) if the date of this Bond is an interest payment date to which interest has been paid, then from such date, or (c) if no interest has been paid on this Bond, then from August 1, 1995. Notwithstanding the foregoing, if the date of this Bond is after the Record Date (as defined in Section 2 of Article III of the Supplemental Indenture hereinafter defined) which next precedes an interest payment date and before such interest payment date, then it shall bear interest from such interest payment date; provided, however, that (i) if the Company shall default in the payment of the interest due on such interest payment date, then this Bond shall bear interest from the interest payment date next preceding the date of this Bond to which interest has been paid, or (ii) if no interest has been paid on this Bond, then it shall bear interest from August 1, 1995. Subject to certain exceptions provided in said Indenture, the interest payable on any interest payment date shall be paid to the person in whose name this Bond shall be registered at the close of business on the Record Date or, in the case of defaulted interest, on a day preceding the date of payment thereof established by notice to the registered owner of this Bond in the manner provided in said Supplemental Indenture. Principal of (and premium, if any) and interest on this Bond are payable at the agency of the Company in the City of Cleveland, State of Ohio, or, at the option of the Company, at the agency of the Company in The City of New York.

     This Bond is one of a duly authorized issue of Bonds of the Company (herein called the "Bonds"), all issued and to be issued under and equally secured by a Mortgage and Deed of Trust dated July 1, 1940, executed by the Company to Guaranty Trust Company of New York as Trustee, under which The Chase Manhattan Bank (National Association) is successor trustee (herein called the "Trustee"), and all indentures supplemental thereto (said Mortgage as so supplemented herein called the "Indenture") to which reference is hereby made for a description of the properties mortgaged and pledged, the nature and extent of the security, the rights of the registered owner or owners of the Bonds and of the Trustee in respect thereof, and the terms and conditions upon which the Bonds are, and are to be, secured. The Bonds may be issued in series, for various principal sums, may mature at different times, may bear interest at different rates and may otherwise vary as in the Indenture provided. This Bond is one of a series designated as the First Mortgage Bonds, 7.70% Series due 2025-C (herein called the "Bonds of 2025-C Series") limited, except as otherwise provided in the Indenture, in aggregate principal amount to $2,900,000, issued under and secured by the Indenture and described in the Seventy-Third Supplemental Indenture dated August 1, 1995, between the Company and the Trustee (herein called the "Supplemental Indenture").

     The Bonds of 2025-C Series have been issued by the Company to the Ohio Air Quality Development Authority (herein called the "OAQDA") to evidence and secure the obligation of the Company to repay the loan (herein called the "OAQDA Loan") made by the OAQDA to the Company pursuant to a certain loan agreement, dated as of August 1, 1995, between the OAQDA and the Company (hereinafter called the "OAQDA Loan Agreement") to assist the Company in refunding certain bonds which had been previously issued by the OAQDA, the proceeds of which were loaned to the Company to assist in the financing of a portion of the costs of the acquisition, construction and installation of certain facilities comprising air quality facilities under Chapter 3706, Ohio Revised Code, as amended, at the Perry Nuclear Power Plant Unit No. 1 in Lake County, Ohio. To provide funds for the OAQDA Loan, the OAQDA will issue one or more series of State of Ohio Collateralized Pollution Control Revenue Refunding Bonds, Series 1995 (The Cleveland Electric Illuminating Company Project) in an aggregate principal amount of not more than $2,900,000 (herein called the "Air Bonds") under a certain trust indenture, dated as of August 1, 1995 (herein called the "OAQDA Trust Indenture"), between the OAQDA and Society National Bank, as trustee (herein called the "OAQDA Trustee"). The Bonds of 2025-C Series have been assigned by, and delivered on behalf of, the OAQDA to the OAQDA Trustee as security for the payment of the principal of and premium, if any, and interest on the Air Bonds.

     In the event any Air Bonds shall be surrendered to the OAQDA Trustee or other person for cancellation pursuant to the OAQDA Trust Indenture (except upon exchange for other Air Bonds), Bonds of 2025-C Series equivalent in principal amount to such Air Bonds shall be deemed to have been paid, but only when and to the extent (a) so noted on the Schedule of Payments hereon by one of the agencies of the Company hereinabove specified and (if such agency is not the Trustee) written notice by such agency of such notation has been received by the Trustee or (b) such Bond is surrendered to and cancelled by the Trustee as provided in the next paragraph; and in the event and to the extent the principal of (or premium, if any) or interest on any Air Bonds shall be paid or deemed to be paid, an equal amount of principal (or premium, if any) or interest, as the case may be, payable with respect to an aggregate principal amount of Bonds of 2025-C Series equal to the aggregate principal amount of such Air Bonds shall be deemed to have been paid, but, in the case of such payment of principal, only when and to the extent (i) so noted on the Schedule of Payments hereon by one of the agencies of the Company hereinabove specified and (if such agency is not the Trustee) written notice by such agency of such notation has been received by the Trustee or (ii) such Bond is surrendered to and cancelled by the Trustee as provided in the next paragraph. When any such payment of principal of this Bond is made, such Bond shall be surrendered by the registered owner hereof to an agency of the Company for such notation and notification or to the Trustee for cancellation. If the Air Bonds are issued in an aggregate principal amount of less than $2,900,000, an aggregate principal amount of the Bonds of 2025-C Series equal to the difference between $2,900,000 and the aggregate principal amount of the Air Bonds issued (and all related premium and interest, if any) shall be deemed to have been paid.

     In the event that this Bond shall be deemed to have been paid in full, this Bond shall be surrendered to the Trustee for cancellation. In the event that this Bond shall be deemed to have been paid in part, this Bond may, at the option of the registered owner, be surrendered to the Trustee for cancellation, in which event the Trustee shall cancel this Bond and the Company shall execute and the Trustee shall authenticate and deliver Bonds of 2025-C Series in authorized denominations in aggregate principal amount equal to the unpaid balance of the principal amount of this Bond.

     The Bonds of 2025-C Series are subject to redemption by the Company prior to maturity in whole at any time or in part from time to time as provided in
Section 5 of Article III of the Supplemental Indenture at a redemption price of 100% of the principal amount to be redeemed, plus accrued and unpaid interest to the redemption date.

     The Bonds of 2025-C Series shall be redeemed by the Company prior to maturity in whole at any time or in part from time to time as provided in
Section 6 of Article III of the Supplemental Indenture at a redemption price of 100% of the principal amount to be redeemed, plus accrued and unpaid interest to the redemption date, at the earliest practicable date selected by the OAQDA Trustee after consultation with the Company, but in no event later than 180 days following the OAQDA Trustee's notification of the Determination of Taxability (as defined in the OAQDA Trust Indenture).

     The Bonds of 2025-C Series are subject to redemption by the Company prior to maturity, in whole at any time or in part from time to time, but in no instance before August 1, 2005, as provided in Section 7 of Article III of the Supplemental Indenture at a redemption price, plus accrued and unpaid interest, if any, to the redemption date as follows:

                                                   REDEMPTION PRICE
                                                   (EXPRESSED AS A
                                                  PERCENTAGE OF THE
             REDEMPTION PERIODS                    PRINCIPAL AMOUNT
              (DATES INCLUSIVE)                    BEING REDEEMED)
---------------------------------------------    --------------------
August 1, 2005 through July 31, 2006.........             102%
August 1, 2006 through July 31, 2007.........             101
August 1, 2007 and thereafter................             100

     The Bonds of 2025-C Series shall be redeemed by the Company prior to maturity in whole at any time as provided in Section 8 of Article III of the Supplemental Indenture at a redemption price of 100% of the principal amount to be redeemed, plus accrued and unpaid interest to the redemption date.

     Any redemption of the Bonds of 2025-C Series shall be made after written notice to the registered owner or owners of such Bonds, sent by the Trustee by first class mail, postage prepaid, at least 30 days and not earlier than 60 days before the redemption date (except in the event of redemption pursuant to the next preceding paragraph in which case such notice shall be mailed not more than 45 days before the redemption date), unless a shorter notice period is consented to in writing by the registered owner or owners of all Bonds of 2025-C Series and such consent is filed with the Trustee, and such redemption and notice shall be made in the manner provided in Article III of the Supplemental Indenture, subject to the provisions of the Indenture. In the event of a partial redemption, the Trustee shall select the Bonds of 2025-C Series to be redeemed in such manner as the Trustee shall deem appropriate and fair.

     In the Forty-Third Supplemental Indenture dated April 15, 1985 between the Company and the Trustee, the Company has modified, in certain respects, the redemption provisions in the Indenture effective only with respect to the Bonds of all series established or created in said Forty-Third Supplemental Indenture and all supplemental indentures dated after May 28, 1985.

     To the extent permitted by and as provided in the Indenture, modifications or alterations of the Indenture, or of any indenture supplemental thereto, and of the rights and obligations of the Company and of the holders of the Bonds and coupons may be made with the consent of the Company by an affirmative vote of not less than 80% in principal amount of the Bonds entitled to vote then outstanding, at a meeting of Bondholders called and held as provided in the Indenture, and, in case one or more but less than all of the series of Bonds then outstanding under the Indenture are so affected, by an affirmative vote of not less than 80% in principal amount of the Bonds of any series entitled to vote then outstanding and affected by such modification or alteration; provided, however, that no such modification or alteration shall be made which will affect the terms of payment of the principal of (or premium, if any) or interest on this Bond. In the Nineteenth Supplemental Indenture dated November 23, 1976 between the Company and the Trustee, the Company has modified the Indenture effective from and after the time when none of the Bonds of any series established prior to the execution of the Nineteenth Supplemental Indenture shall remain outstanding so as to change "80%" in the foregoing sentence to "60%" and to make certain other modifications of the Indenture and has reserved the right to make certain other modifications of the Indenture without any vote, consent or other action by the holders of Bonds of any series established in the Nineteenth Supplemental Indenture or in any subsequent supplemental indenture.

     If an event of default, as defined in the Indenture, shall occur, the principal of all the Bonds at any such time outstanding under the Indenture may be declared or may become due and payable upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture provides that such declaration may in certain events be waived by the holders of a majority in principal amount of the Bonds outstanding.

     Subject to the limitations provided in the Indenture, this Bond is transferable by the registered owner hereof, in person or by duly authorized attorney, on the books of the Company to be kept for that purpose at the agency of the Company in The City of New York upon surrender and cancellation of this Bond, and upon presentation of a duly executed written instrument of transfer, and thereupon a new fully registered Bond or Bonds of 2025-C Series of the same aggregate principal amount and in authorized denominations will be issued to the transferee or transferees in exchange herefor; and this Bond, with or without others of like series, may in like manner be exchanged for one or more new fully registered Bonds of 2025-C Series of other authorized denominations but of the same aggregate principal amount; all without charge except for any tax or taxes or other governmental charges incidental to such transfer or exchange and all subject to the terms and conditions set forth in the Indenture. In the event less than all of the Bonds of 2025-C Series at the time outstanding are called for redemption, the Company shall not be required (a) to register any transfer or make any exchange of any such Bond for a period of 15 days before the mailing of the notice of redemption of any such Bonds, (b) to register any transfer or make any exchange of any such Bond called for redemption in its entirety, or (c) to register any transfer or make any exchange of any portion of any such Bond called for redemption. Except as otherwise provided herein with respect to the payment of interest, the Company, the agencies of the Company and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving any payment and for all other purposes.

     No recourse shall be had for the payment of the principal of or the interest or premium, if any, on this Bond, or for any claim based hereon or on the Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, past, present or future, of the Company, or of any predecessor or successor corporation, as such, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution, statute or otherwise, of incorporators, stockholders, directors or officers being released by every owner hereof by the acceptance of this Bond and as part of the consideration for the issue hereof, and being likewise released by the terms of the Indenture.

     This Bond shall not be entitled to any benefit under the Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose, until the Trustee under the Indenture, or a successor trustee thereto under the Indenture, shall have signed the form of certificate of authentication endorsed hereon.

     IN WITNESS WHEREOF, The Cleveland Electric Illuminating Company has caused this Bond to be signed in its name by its President or a Vice President (whose signature may be manual or a facsimile thereof), and its corporate seal (or a facsimile thereof) to be hereto affixed and attested by its Secretary or an Assistant Secretary (whose signature may be manual or a facsimile thereof).

Dated:

                         THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

                         By ....................................................
                                             VICE PRESIDENT

Attest:

 .............................
          Secretary

               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

     This Bond is one of the Bonds of the series designated and described in the within-mentioned Indenture and Supplemental Indenture.

                                  THE CHASE MANHATTAN BANK
                                     (NATIONAL ASSOCIATION),
                                                                         TRUSTEE

                                  By ...........................................
                                                AUTHORIZED OFFICER

                         [FORM OF SCHEDULE OF PAYMENTS]

                              SCHEDULE OF PAYMENTS

                                                         AGENCY
                                                         OF THE
                        UNPAID                           COMPANY
             PRINCIPAL  PRINCIPAL  PREMIUM    INTEREST   MAKING     AUTHORIZED
  DATE       PAYMENT    AMOUNT     PAYMENT    PAYMENT    NOTATION   OFFICER     TITLE
---------    -------    -------    -------    -------    -------    -------    -------

                     [END OF FORM OF FULLY REGISTERED BOND]

                                   ARTICLE IV
                                  THE TRUSTEE

     SECTION 1. The Trustee hereby accepts the trusts hereby declared and provided upon the terms and conditions in the Indenture set forth and upon the terms and conditions set forth in this Article IV.

     SECTION 2. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. In general, each and every term and condition contained in Article XIII of the Indenture shall apply to this Supplemental Indenture with the same force and effect as if the same were herein set forth in full, with such omissions, variations and modifications thereof as may be appropriate.

     SECTION 3. For purposes of this Supplemental Indenture: (a) the Trustee may conclusively rely and shall be protected in acting upon the written demand from, or certificate of, the OWDA Trustee, the OAQDA Trustee or any officers' certificate or opinion of counsel, as to the truth of the statements and the correctness of the opinions expressed therein, without independent investigation or verification thereof, subject to Article XIII of the Indenture; and (b) a written demand from, or certificate of, the OWDA or OAQDA Trustee shall mean a written demand or certificate executed by the president, any vice president or any trust officer of the respective OWDA or OAQDA Trustee.

     SECTION 4. The Company shall cause any agency of the Company, other than the Trustee, which it may appoint from time to time to act as such agency in respect of the Bonds of 2025-B Series or the Bonds of 2025-C Series, to execute and deliver to the Trustee an instrument in which such agency shall:

          (a) Agree to keep and maintain, and furnish to the Trustee from time to time as reasonably requested by the Trustee, appropriate records of all transactions carried out by it as such agency and to furnish the Trustee such other information and reports as the Trustee may reasonably require;

          (b) Certify that it is eligible for appointment as such agency and agree to notify the Trustee promptly if it shall cease to be so eligible; and

          (c) Agree to indemnify the Trustee, in a manner satisfactory to the Trustee, against any loss, liability or expense incurred by, and defend any claim asserted against, the Trustee by reason of any acts or failures to act as such agency, except for any liability resulting from any action taken by it at the specific direction of the Trustee;

provided, however, that the Company, in lieu of causing any such agency to furnish such an instrument, may make such other arrangements with the Trustee in respect of any such agency as shall be satisfactory to the Trustee.

     SECTION 5. The Trustee shall advise the Company in writing of the receipt of any notification provided for in or any cancellation made pursuant to Section 10, 11 or 12 of either Article II or Article III of this Supplemental Indenture.

                                   ARTICLE V
                            MISCELLANEOUS PROVISIONS

     This Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

                                   EXECUTION

     IN WITNESS WHEREOF, said The Cleveland Electric Illuminating Company has caused this Supplemental Indenture to be executed on its behalf by its President or one of its Vice Presidents and its corporate seal to be hereto affixed and said seal and this Supplemental Indenture to be attested by its Secretary or an Assistant Secretary, and said The Chase Manhattan Bank (National Association), in evidence of its acceptance of the trust hereby created, has caused this Supplemental Indenture to be executed on its behalf by one of its Vice Presidents or one of its Corporate Trust Officers and its corporate seal to be hereto affixed and said seal and this Supplemental Indenture to be attested by one of its Assistant Secretaries or Corporate Trust Officers, all as of the day and year first above written.

                                     THE CLEVELAND ELECTRIC ILLUMINATING COMPANY


                                         By          TERRENCE G. LINNERT
                                            ----------------------------------
                                                       Vice President
Attest:

         J. T. PERCIO
-------------------------------
           Secretary

Signed, sealed and acknowledged by
The Cleveland Electric Illuminating Company in the presence of:

PATRICIA BARKEY

------------------------------------------
Patricia Barkey

SONDRA CLARKE
------------------------------------------
Sondra Clarke

            As witnesses

                                         THE CHASE MANHATTAN BANK
                                              (NATIONAL ASSOCIATION),
                                                     AS TRUSTEE

                                      By              VALERIE DUNBAR
                                         -------------------------------------
                                                      Vice President

Attest:

KATHLEEN PERRY
-------------------------------
    Corporate Trust Officer

Signed, sealed and acknowledged on
behalf of The Chase Manhattan Bank
         (National Association)
in the presence of:

ELSIE TASSINI
------------------------------------------
Elsie Tassini

DELLA K. BENJAMIN
------------------------------------------
Della K. Benjamin

            As witnesses

STATE OF OHIO  SS:
COUNTY OF CUYAHOGA  SS:

     On this 4th day of August, 1995, before me personally appeared TERRENCE G. LINNERT and J. T. PERCIO to me personally known, who being by me severally duly sworn, did say that they are a Vice President and the Secretary, respectively, of The Cleveland Electric Illuminating Company, that the seal affixed to the foregoing instrument is the corporate seal of said corporation and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors; and said officers severally acknowledged said instrument to be the free act and deed of said corporation.

                                         AMY B. MCCABE
                                   ---------------------------------------------
                                                      Notary Public
                                                      Amy B. McCabe
                                              Notary Public, State of Ohio
                                               Recorded in Cuyahoga County
                                         My Commission expires October 23, 1999

STATE OF NEW YORK  SS:
COUNTY OF NEW YORK  SS:

     On this 7th day of August, 1995, before me personally appeared VALERIE DUNBAR and KATHLEEN PERRY to me personally known, who being by me severally duly sworn, did say that they are a Vice President and a Corporate Trust Officer, respectively, of The Chase Manhattan Bank (National Association), that the seal affixed to the foregoing instrument is the corporate seal of said corporation and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors; and said officers severally acknowledged said instrument to be the free act and deed of said corporation.

                                         DENIS KELLY
                                   ---------------------------------------------
                                                      Notary Public
                                                       Denis Kelly
                                            Notary Public, State of New York
                                                     No. 01KE5032197
                                                Qualified in Kings County
                                           Commission Expires August 22, 1996

This instrument prepared by Bruce T. Rosenbaum, attorney at law.

     This page contains information as to recording and filing which was not set forth in this Supplemental Indenture at the time of execution. This page is not a part of this Supplemental Indenture.

                           RECORDING AND FILING DATA

     This Supplemental Indenture was filed for record and recorded in the record of mortgages in the offices of the Recorders of the following Counties:

     COUNTY         VOLUME           PAGE           FILED FOR RECORD
------------------------------- --------------- -------------------------
Ohio
  Ashtabula              83            723         )
  Cuyahoga         95-06732             19         )
  Erie                  234            768         )
  Geauga              1,024            658         )
  Lake                1,147            518         )
  Lorain                172            994         )
  Ottawa                460            177         )      August 16, 1995
  Portage                46            119         )
  Stark                 Instrument No. 95037770    )
  Summit              1,989            243         )
  Trumbull              952            725         )
Pennsylvania                                       )
  Warren                621            177         )
  Beaver              1,381            857         )      August 15, 1995

     An amendment to a previously filed financing statement and a counterpart of this Supplemental Indenture were filed in the office of the Secretary of the Commonwealth of Pennsylvania on August 15, 1995 under original file number 13451763, microfilm number 24581786, to comply with the filing requirements of the Pennsylvania enactment of the Uniform Commercial Code.